Exhibit 1

JOINT FILING AGREEMENT

This Joint Filing Agreement, dated as of May 11, 2015, is by and among Seneca Capital, L.P., Seneca Capital International Master Fund, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital Advisors, LLC, Seneca Capital International GP, LLC and Douglas A. Hirsch (collectively, the “Filers”).

Each of the Filers may be required to file with the United States Securities and Exchange Commission a statement on Schedule 13D and/or 13G with respect to shares of Arowana of Seneca Capital, L.P., Seneca Capital International Master Fund, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital Advisors, LLC, Seneca Capital International GP, LLC and Douglas A. Hirsch beneficially owned by them from time to time.

Pursuant to and in accordance with Rule 13(d)(1)(k) promulgated under the Securities Exchange Act of 1934, as amended, the Filers hereby agree to file a single statement on Schedule 13D and/or 13G (and any amendments thereto) on behalf of each of the Filers, and hereby further agree to file this Joint Filing Agreement as an exhibit to such statement, as required by such rule.

This Joint Filing Agreement may be terminated by any of the Filers upon written notice or such lesser period of notice as the Filers may mutually agree.

Executed and delivered as of the date first above written.

SENECA CAPITAL, L.P.
By:  Seneca Capital Advisors, its General Partner
By: /s/ Douglas A. Hirsch
Name: Douglas A. Hirsch
Title: Managing Member

SENECA CAPITAL INTERNATIONAL MASTER FUND, L.P.
By:  Seneca Capital International GP, LLC, its General Partner
By: /s/ Douglas A. Hirsch
Name: Douglas A. Hirsch
Title: Managing Member

SENECA CAPITAL INVESTMENTS, L.P.
By: Seneca Capital Investments, LLC, its General Partner
By: /s/ Douglas A. Hirsch
Name: Douglas A. Hirsch
Title: Managing Member

SENECA CAPITAL INVESTMENTS, LLC
By: /s/ Douglas A. Hirsch
Name: Douglas A. Hirsch
Title: Managing Member

SENECA CAPITAL ADVISORS, LLC
By: /s/ Douglas A. Hirsch
Name: Douglas A. Hirsch
Title: Managing Member

SENECA CAPITAL INTERNATIONAL GP, LLC
By: /s/ Douglas A. Hirsch
Name: Douglas A. Hirsch
Title: Managing Member

By: /s/ Douglas A. Hirsch
Name: Douglas A. Hirsch